UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - November 20, 2022

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 South Mint Street, Charlotte, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
1.300% Senior Notes due 2023	HON 23A	The Nasdaq Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On November 18, 2022, Honeywell International Inc. (“Honeywell”) filed a Current Report on Form 8-K (the “November 18 Form 8-K”) with the Securities and Exchange Commission disclosing, among other things, that Honeywell had entered into a definitive agreement (the “Buyout Agreement”) with the North American Refractories Asbestos Personal Injury Settlement Trust (the “Trust”), providing for the elimination of Honeywell’s funding obligations to the Trust. Capitalized terms used but not defined herein shall have the meaning given to them in the November 18 Form 8-K.

On November 20, 2022, in exchange for the NARCO Trust Advisory Committee (the “TAC”) and Lawrence Fitzpatrick, in his capacity as the NARCO Asbestos Future Claimants Representative (the “FCR”), becoming parties to the Buyout Agreement, Honeywell, the Trust, the TAC, and the FCR entered into an Amended and Restated Buyout Agreement (the “Amended Buyout Agreement”) among other things (i) to remove the provision providing for the automatic termination of the Buyout Agreement if the Buyout Closing has not occurred by March 31, 2023, and instead (ii) to provide for a dollar for dollar credit against the Buyout Amount for (A) the dollar amount of claims against the Trust entered into a payment queue and funded by Honeywell, in each case after March 31, 2023, until the Buyout Closing, and (B) HWI Net Dividends (as defined in the Amended Buyout Agreement) actually received by the Trust after March 31, 2023 until the Buyout Closing.

The foregoing description of the Amended and Restated Buyout Agreement is not intended to be complete and is qualified in its entirety by reference to the Amended and Restated Buyout Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

10.1	Amended and Restated Buyout Agreement, dated November 20, 2022, between Honeywell International Inc., the North American Refractories Asbestos Personal Injury Settlement Trust, the NARCO Trust Advisory Committee, and Lawrence Fitzpatrick, in his capacity as the NARCO Asbestos Future Claimants Representative.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONEYWELL INTERNATIONAL INC.

Date: November 21, 2022

	By:	/s/ Anne T. Madden
Anne T. Madden
Senior Vice President and General Counsel